Lincoln Financial Group
Available-For-Sale ("AFS") Securities by Industry Classifications
(in millions)

	As of March 31, 2011					As of December 31, 2010
			Unrealized		%			Unrealized		%
	Amortized	Unrealized	Losses	Fair	Fair	Amortized	Unrealized	Losses	Fair	Fair
Fixed Maturity AFS Securities	Cost	Gains	and OTTI	Value	Value	Cost	Gains	and OTTI	Value	Value
Industry corporate bonds:
Financial services	$8,546	$438	$136	$8,848	12.7%	$8,377	$438	$148	$8,667	12.7%
Basic industry	2,612	196	16	2,792	4.0%	2,478	203	20	2,661	3.9%
Capital goods	3,690	232	38	3,884	5.6%	3,425	243	45	3,623	5.3%
Communications	3,068	236	33	3,271	4.7%	3,050	251	32	3,269	4.8%
Consumer cyclical	2,989	171	55	3,105	4.4%	2,772	185	47	2,910	4.2%
Consumer non-cyclical	7,647	556	27	8,176	11.7%	7,259	628	20	7,867	11.5%
Energy	4,697	377	22	5,052	7.2%	4,533	428	17	4,944	7.2%
Technology	1,536	96	10	1,622	2.3%	1,414	108	9	1,513	2.2%
Transportation	1,371	103	5	1,469	2.1%	1,379	116	3	1,492	2.2%
Industrial other	927	51	8	970	1.4%	884	53	10	927	1.4%
Utilities	10,058	640	78	10,620	15.2%	9,800	708	62	10,446	15.2%
Corporate asset-backed securities ("ABS"):
Collateralized debt obligations ("CDOs")	106	5	5	106	0.2%	128	22	8	142	0.2%
Commercial real estate ("CRE") CDOs	43	-	13	30	0.0%	46	-	14	32	0.0%
Credit card	832	32	4	860	1.2%	831	33	4	860	1.3%
Home equity	980	6	243	743	1.1%	1,002	6	268	740	1.1%
Manufactured housing	106	3	2	107	0.2%	110	3	4	109	0.2%
Auto loan	122	2	-	124	0.2%	162	2	-	164	0.2%
Other	203	23	-	226	0.3%	211	21	1	231	0.3%
Commercial mortgage-backed securities ("CMBS")
Non-agency backed	1,966	89	123	1,932	2.8%	2,144	95	186	2,053	3.0%
Collateralized mortgage and other obligations ("CMOs")
Agency backed	3,784	284	1	4,067	5.8%	3,975	308	1	4,282	6.2%
Non-agency backed	1,654	19	192	1,481	2.1%	1,718	16	259	1,475	2.1%
Mortgage pass through securities ("MPTS"):
Agency backed	2,984	83	7	3,060	4.4%	2,978	106	5	3,079	4.5%
Non-agency backed	2	-	-	2	0.0%	2	-	-	2	0.0%
Municipals:
Taxable	3,320	38	81	3,277	4.7%	3,219	27	94	3,152	4.6%
Tax-exempt	3	-	-	3	0.0%	3	-	-	3	0.0%
Government and government agencies:
United States	907	112	3	1,016	1.5%	931	120	2	1,049	1.5%
Foreign	1,482	82	8	1,556	2.2%	1,438	94	7	1,525	2.2%
Hybrid and redeemable preferred stock	1,457	74	112	1,419	2.0%	1,476	56	135	1,397	2.0%
Total fixed maturity AFS securities	67,092	3,948	1,222	69,818	100.0%	65,745	4,270	1,401	68,614	100.0%
Equity AFS Securities	120	25	-	145		179	25	7	197
Total AFS securities	67,212	3,973	1,222	69,963		65,924	4,295	1,408	68,811
Trading Securities (1)	2,347	285	34	2,598		2,340	297	41	2,596
Total AFS and trading securities	$69,559	$4,258	$1,256	$72,561		$68,264	$4,592	$1,449	$71,407

(1)
Certain of our trading securities support our modified coinsurance arrangements ("Modco") and the investment results are passed directly to the reinsurers.  Refer to the "Trading Securities" section of our 2010 Form 10-K for further details.

Lincoln Financial Group
AFS Securities Backed by Pools of Residential Mortgages
As of March 31, 2011
(in millions)

	Prime Agency		Prime/Non-Agency		Alt-A		Subprime		Total
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
Type
CMOs and MPTS	$7,127	$6,768	$1,004	$1,089	$479	$567	$-	$-	$8,610	$8,424
ABS home equity	5	4	-	-	276	341	462	635	743	980
Total by type (1)(2)	$7,132	$6,772	$1,004	$1,089	$755	$908	$462	$635	$9,353	$9,404

Rating
AAA	$7,116	$6,757	$238	$236	$83	$83	$82	$87	$7,519	$7,163
AA	-	-	30	34	15	23	31	31	76	88
A	16	15	8	9	33	36	77	80	134	140
BBB	-	-	48	52	48	48	51	64	147	164
BB and below	-	-	680	758	576	718	221	373	1,477	1,849
Total by rating (1)(2)(3)	$7,132	$6,772	$1,004	$1,089	$755	$908	$462	$635	$9,353	$9,404

Origination Year
2004 and prior	$2,161	$2,027	$256	$267	$278	$304	$216	$266	$2,911	$2,864
2005	853	795	187	210	226	270	179	238	1,445	1,513
2006	256	235	198	211	202	262	66	129	722	837
2007	1,119	1,018	363	401	49	72	-	-	1,531	1,491
2008	272	252	-	-	-	-	-	-	272	252
2009	1,302	1,278	-	-	-	-	1	2	1,303	1,280
2010	1,062	1,060	-	-	-	-	-	-	1,062	1,060
2011	107	107	-	-	-	-	-	-	107	107
Total by origination year (1)(2)	$7,132	$6,772	$1,004	$1,089	$755	$908	$462	$635	$9,353	$9,404

(1)
Does not include fair value of trading securities totaling $280 million, which support our Modco reinsurance agreements because investment results for these agreements are passed directly to the reinsurers.  The $280 million in trading securities consisted of $251 million prime, $16 million Alt-A and $13 million subprime.

(2)
Does not include amortized cost of trading securities totaling $280 million, which support our Modco reinsurance agreements because investment results for these agreements are passed directly to the reinsurers.  The $280 million in trading securities consisted of $246 million prime, $19 million Alt-A and $15 million subprime.

(3)
Credit ratings shown are based on ratings provided by the major credit rating agencies (Fitch Ratings ("Fitch"), Moody's Investors Service ("Moody's") and Standard & Poor's ("S&P")) or are based on internal ratings for those securities where external ratings are not available.  For securities where the ratings assigned by the major rating agencies are not equivalent, the second highest of the three ratings assigned is used.

Lincoln Financial Group
AFS Securities Backed by Pools of Residential Mortgages
As of March 31, 2011
(in millions)

Prime Agency and Non-Agency

	AAA (3)		AA (3)		A (3)		BBB (3)		BB & Below (3)		Total
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
Origination Year
2004 and prior	$2,363	$2,229	$25	$29	$24	$24	$3	$5	$2	$7	$2,417	$2,294
2005	859	801	-	-	-	-	45	47	136	157	1,040	1,005
2006	270	248	5	5	-	-	-	-	179	193	454	446
2007	1,119	1,018	-	-	-	-	-	-	363	401	1,482	1,419
2008	272	252	-	-	-	-	-	-	-	-	272	252
2009	1,302	1,278	-	-	-	-	-	-	-	-	1,302	1,278
2010	1,062	1,060	-	-	-	-	-	-	-	-	1,062	1,060
2011	107	107	-	-	-	-	-	-	-	-	107	107
Total by origination year (1)(2)	$7,354	$6,993	$30	$34	$24	$24	$48	$52	$680	$758	$8,136	$7,861

Alt-A

	AAA (3)		AA (3)		A (3)		BBB (3)		BB & Below (3)		Total
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
Origination Year
2004 and prior	$83	$83	$4	$6	$23	$25	$48	$48	$120	$142	$278	$304
2005	-	-	6	12	10	11	-	-	210	247	226	270
2006	-	-	5	5	-	-	-	-	197	257	202	262
2007	-	-	-	-	-	-	-	-	49	72	49	72
Total by origination year (1)(2)	$83	$83	$15	$23	$33	$36	$48	$48	$576	$718	$755	$908

Subprime

	AAA (3)		AA (3)		A (3)		BBB (3)		BB & Below (3)		Total
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
Origination Year
2004 and prior	$39	$39	$25	$26	$70	$72	$9	$10	$73	$119	$216	$266
2005	43	48	6	5	7	8	42	54	81	123	179	238
2006	-	-	-	-	-	-	-	-	66	129	66	129
2009	-	-	-	-	-	-	-	-	1	2	1	2
Total by origination year (1)(2)	$82	$87	$31	$31	$77	$80	$51	$64	$221	$373	$462	$635

(1)
Does not include fair value of trading securities totaling $280 million, which support our Modco reinsurance agreements because investment results for these agreements are passed directly to the reinsurers.  The $280 million in trading securities consisted of $251 million prime, $16 million Alt-A and $13 million subprime.

(2)
Does not include amortized cost of trading securities totaling $280 million, which support our Modco reinsurance agreements because investment results for these agreements are passed directly to the reinsurers.  The $280 million in trading securities consisted of $246 million prime, $19 million Alt-A and $15 million subprime.

(3)
Credit ratings shown are based on ratings provided by the major credit rating agencies (Fitch Ratings ("Fitch"), Moody's Investors Service ("Moody's") and Standard & Poor's ("S&P")) or are based on internal ratings for those securities where external ratings are not available.  For securities where the ratings assigned by the major rating agencies are not equivalent, the second highest of the three ratings assigned is used.

Lincoln Financial Group
AFS Securities Backed by Pools of Consumer Loan ABS
As of March 31, 2011
(in millions)

	Credit Card		Auto Loans		Total
	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost
Rating
AAA	$838	$810	$124	$122	$962	$932
BBB	22	22	-	-	22	22
Total by rating (1)(2)	$860	$832	$124	$122	$984	$954

(1)
Does not include the fair value of trading securities totaling $3 million, which support our Modco reinsurance agreements because investment results for these agreements are passed directly to the reinsurers.  The $3 million in trading securities consisted of credit card securities.

(2)
Credit ratings shown are based on ratings provided by the major credit rating agencies (Fitch, Moody’s and S&P) or are based on internal ratings for those securities where external ratings are not available.  For securities where the ratings assigned by the major rating agencies are not equivalent, the second highest of the three ratings assigned is used.

Lincoln Financial Group
AFS Securities Backed by Pools of Commercial Mortgages
As of March 31, 2011
(in millions)

	Multiple Property		Single Property		CRE CDOs		Total
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost	Value	Cost
Type
CMBS	$1,862	$1,860	$70	$106	$-	$-	$1,932	$1,966
CRE CDOs	-	-	-	-	30	43	30	43
Total by type (1)	$1,862	$1,860	$70	$106	$30	$43	$1,962	$2,009

Rating
AAA	$1,266	$1,194	$21	$21	$-	$-	$1,287	$1,215
AA	243	239	10	10	-	-	253	249
A	148	147	12	13	3	3	163	163
BBB	110	110	6	6	12	14	128	130
BB and below	95	170	21	56	15	26	131	252
Total by rating (1)(2)	$1,862	$1,860	$70	$106	$30	$43	$1,962	$2,009

Origination Year
2004 and prior	$1,170	$1,152	$38	$38	$6	$7	$1,214	$1,197
2005	347	330	30	60	12	14	389	404
2006	146	177	2	8	12	22	160	207
2007	145	147	-	-	-	-	145	147
2010	54	54	-	-	-	-	54	54
Total by origination year (1)	$1,862	$1,860	$70	$106	$30	$43	$1,962	$2,009

	AAA (2)		AA (2)		A (2)		BBB (2)		BB & Below (2)		Total
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
Origination Year
2004 and prior	$820	$789	$243	$240	$69	$69	$29	$29	$53	$70	$1,214	$1,197
2005	304	280	-	-	11	10	44	49	30	65	389	404
2006	82	74	10	9	8	7	23	22	37	95	160	207
2007	73	64	-	-	29	31	32	30	11	22	145	147
2010	8	8	-	-	46	46	-	-	-	-	54	54
Total by origination year (1)	$1,287	$1,215	$253	$249	$163	$163	$128	$130	$131	$252	$1,962	$2,009

(1)
Does not include the fair value of trading securities totaling $66 million, which support our Modco reinsurance agreements because investment results for these agreements are passed directly to the reinsurers.  The $66 million in trading securities consisted of $63 million CMBS and $3 million CRE CDOs.

(2)
Credit ratings shown are based on ratings provided by the major credit rating agencies (Fitch, Moody’s and S&P) or are based on internal ratings for those securities where external ratings are not available.  For securities where the ratings assigned by the major rating agencies are not equivalent, the second highest of the three ratings assigned is used.

Lincoln Financial Group
Commercial Mortgage Loan Portfolio, Net of Reserves
As of March 31, 2011
(in millions)

Property Type	Carrying Value	%	State Exposure	Carrying Value	%
Office building	$2,251	33.3%	CA	$1,455	21.5%
Industrial	1,786	26.5%	TX	610	9.0%
Retail	1,583	23.5%	MD	422	6.3%
Apartment	741	11.0%	VA	337	5.0%
Hotel/Motel	163	2.4%	FL	309	4.6%
Mixed use	129	1.9%	TN	302	4.5%
Other commercial	96	1.4%	WA	284	4.2%
Total	$6,749	100.0%	NC	252	3.7%
			AZ	242	3.6%
			GA	228	3.4%
	Carrying		IL	202	3.0%
Geographic Region	Value	%	PA	198	2.9%
Pacific	$1,841	27.3%	NV	187	2.8%
South Atlantic	1,678	24.9%	OH	182	2.7%
West South Central	643	9.5%	IN	168	2.5%
East North Central	634	9.4%	MN	153	2.3%
Mountain	596	8.8%	Other states under 2%	1,218	18.0%
East South Central	430	6.4%	Total	$6,749	100.0%
Middle Atlantic	421	6.2%
West North Central	372	5.5%
New England	134	2.0%
Total	$6,749	100.0%

Lincoln Financial Group
Exposure to Monoline Insurers
As of March 31, 2011
(in millions)

					Total
			Total	Total	Unrealized	Total
	Direct	Insured	Amortized	Unrealized	Loss	Fair
	Exposure	Bonds (1)	Cost	Gain	and OTTI	Value
Monoline Name
AMBAC	$-	$218	$218	$3	$37	$184
ASSURED GUARANTY LTD	30	-	30	-	18	12
FGIC	-	75	75	1	16	60
FSA	-	42	42	1	1	42
MBIA	12	139	151	13	11	153
MGIC	-	5	5	-	1	4
PMI GROUP INC	25	-	25	-	7	18
XL CAPITAL LTD	72	62	134	2	10	126
Total by Monoline insurer (2)	$139	$541	$680	$20	$101	$599

(1)	Additional indirect insured exposure through structured securities is excluded from this table.
(2)
Does not include the fair value of trading securities totaling $30 million, which support our Modco reinsurance agreements because investment results for these agreements are passed directly to the reinsurers.  The $30 million in trading securities consisted of $12 million of direct exposure and $18 million of insured exposure.  This table also excludes insured exposure totaling $10 million for a guaranteed investment tax credit partnership.